UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 8, 2021

Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E. Calgary AB	T2C 4X9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value, of Canadian Pacific Railway Limited	CP	New York Stock Exchange
Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP/40	New York Stock Exchange
	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

At the special meeting of shareholders of Canadian Pacific Railway Limited (the “Corporation”) held on December 8, 2021 (the “Special Meeting”), the shareholders of the Corporation voted on (1) the issuance by the Corporation of up to 277,960,197 common shares (the “Consideration Shares”) in the capital of the Corporation pursuant to the terms of the Agreement and Plan of Merger dated as of September 15, 2021 (the “Merger Agreement”) by and among the Corporation, Cygnus Merger Sub 1 Corporation, a direct wholly owned subsidiary of the Corporation, Cygnus Merger Sub 2 Corporation, a direct wholly owned subsidiary of Cygnus Merger Sub 1 Corporation, and Kansas City Southern (“KCS”), in connection with the combination of the Corporation and KCS as provided for by the Merger Agreement (the “Share Issuance Resolution”) and (2) conditional upon the occurrence of the Control Date (as defined in the Merger Agreement), to amend the Corporation’s articles to change the name of the Corporation from “Canadian Pacific Railway Limited” or “Chemin de fer Canadien Pacifique Limitée” to “Canadian Pacific Kansas City Limited” or “Canadien Pacifique Kansas City Limitée”, respectively, or such other similar name as may be determined by the directors of the Corporation and is acceptable to the Director appointed under the Canada Business Corporations Act and all other regulatory authorities having jurisdiction in that regard (the “Name Change Amendment Resolution”). The resolutions are further described in the Corporation’s management proxy circular filed with the U.S. Securities and Exchange Commission on Form 8-K on November 15, 2021 (the “Proxy Circular”).

The tables below set forth the number of votes cast for, against, withheld/abstained, and the number of broker non-votes, for each matter voted upon by the Corporation’s shareholders.

1) Share Issuance Resolution. The shareholders voted to approve the Share Issuance Resolution.

For	Against	Withheld/Abstained	Broker Non-Votes
500,064,053 (99.91%)	432,796 (0.09%)	0 (0%)	2

2) Name Change Amendment Resolution. The shareholders voted to approve the Name Change Amendment Resolution.

For	Against	Withheld/Abstained	Broker Non-Votes
499,623,402 (99.83%)	873,445 (0.17%)	0 (0%)	4

ITEM 8.01.	Other Events.

On December 8, 2021, the Corporation issued a press release announcing the voting results of the Special Meeting. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	Press Release dated December 8, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2021
CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Nizam Hasham
		Name:	Nizam Hasham
		Title:	Assistant Corporate Secretary